Victory Portfolios II

VictoryShares International High Div Volatility Wtd ETF (CID)

VictoryShares Developed Enhanced Volatility Wtd ETF (CIZ)

VictoryShares Nasdaq Next 50 ETF (QQQN)

(the “Funds”)

Supplement dated August 30, 2024

            to the Prospectus and Summary Prospectus dated November 1, 2023

On August 27, 2024, the Board of Trustees of Victory Portfolios II (the “Trust”) approved a Plan of Liquidation (the “Plan”) for the Funds. It is anticipated that the Funds will liquidate on or about October 28, 2024.

After the close of business on October 21, 2024, the Funds will no longer accept purchase orders for Creation Units.

Shareholders may sell their holdings of the Funds on the exchange operated by Nasdaq Stock Market LLC (“Nasdaq”) until market close on October 22, 2024, at which point each Fund’s shares will be subsequently delisted and no longer trade on Nasdaq. Shareholders trading on Nasdaq will incur typical transaction fees from their broker- dealer. During the time between market close on October 22, 2024, and October 28, 2024, shareholders will be unable to dispose of their shares on Nasdaq.

Shareholders should be aware that when the Funds commence liquidation, they will no longer pursue their stated investment objectives or engage in any business activities except for the purposes of selling and converting into cash all of the assets of each Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). The Funds liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who continue to hold shares of the Funds on the liquidation date will receive a Liquidating Distribution with a value equal to their proportionate ownership interest in the applicable Fund on that date. Such Liquidating Distribution received by a shareholder may be in an amount that is more or less than the amount a shareholder might receive if they sell their shares on Nasdaq prior to market close on October 22, 2024. Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.